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                                  Exhibit 32.2

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Systems & Computer Technology Corporation (the "Company") on Form 10-K for the fiscal year ending September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Eric Haskell, Executive Vice President, Finance and Administration, Treasurer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Eric Haskell

Eric Haskell
Executive Vice President, Finance and Administration,
Treasurer and Chief Financial Officer
December 23, 2003